                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 10, 1998


                              RIVIERA TOOL COMPANY



                         MICHIGAN                      38-2828870
             ---------------------------------    ----------------------
             (State or other jurisdiction of        (I.R.S. Employer
              incorporation or organization)       Identification No.)


                  COMMISSION FILE NUMBER -               001-12673

               5460 EXECUTIVE PARKWAY SE
                    GRAND RAPIDS, MI                     49512
             ---------------------------------    ----------------------
                (Address of principal executive        (Zip Code)
                offices)


       Registrant's telephone number, including area code: (616) 698-2100

                              RIVIERA TOOL COMPANY

                             A Michigan Corporation
                        Commission File Number 001-12673
                I.R.S. Employer Identification Number 38-2828870
                           5460 Executive Parkeway SE
                          Grand Rapids, Michigan 49512
                            Telephone (616) 698-2100





ITEM 5. OTHER EVENTS - See Exhibit 5.1 - Fifth paragraph of Company Press Release regarding prior period adjustment. This information should be considered when reviewing any filing by the Company, including Forms 10-K and 10-Q, until they have been formally amended by the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Riviera Tool Company


Dated:   November 10, 1998                          By: /s/ Peter C. Canepa
                                                        -------------------
                                                        Peter C. Canepa
                                                        Principal Financial and
                                                        Accounting Officer

                                INDEX TO EXHIBITS



   EXHIBIT NO.                     DESCRIPTION
   -----------                     -----------

Exhibit 5.1 Company Press Release dated November 2, 1998 disclosing annual financial results and prior period adjustment to August 31, 1995 financial statements.